                                 EXHIBIT 10.20

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS AGREEMENT, made and executed as of this 15th day of December, 1999, by AMERUS PROPERTIES, INC., an Iowa corporation ("Assignor") to and in favor of 611 FIFTH AVENUE, L.L.C., an Iowa limited liability company ("Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor owns the real property located in Polk County, Iowa and described on Exhibit "A" attached hereto and made a part hereof by this reference and all buildings and improvements located thereon (the "Premises"); and

         WHEREAS, concurrently herewith, Assignor is conveying the Premises to Assignee and in connection therewith and as a part of such sale, Assignor desires to convey and assign to Assignee all of Assignor's right, title and interest as Lessor in and under the occupancy lease of the Premises which are described on Exhibit "B" attached hereto and made a part hereof by this reference (the "Lease"), and Assignee desires to accept such Lease.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee, the receipt and legal sufficiency of which Assignor does hereby acknowledge, Assignor and Assignee hereby agree as follows:

         1. Assignor does hereby SELL, CONVEY and ASSIGN to Assignee all of Assignor's right, title and interest in and under the Lease subject to the terms, covenants, and conditions of the Lease. Assignee hereby accepts said assignment and assumes all obligations and liabilities under the Lease accruing subsequent to the date of this Agreement.

         2. The Agreement hereunder is intended to and shall convey and assign to Assignee, all of Assignor's rights under the Lease to receive rental for the period from this date forward, common area maintenance charges, utility charges, tax reimbursements, percentage rental, and all other avails or sums of money payable by the tenant thereunder, whether accrued, or otherwise.

         3. The Agreement hereunder is intended to and shall convey and assign to Assignee, all of Assignor's rights under the Lease to the security deposits and all other depository accounts payable by the tenant thereunder as shown on Exhibit "B" attached hereto and made a part hereof by this reference.


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         4. Assignee shall indemnify and save harmless Assignor from and against any and all claims, actions, liability and expense in connection with a breach of any Lease by the landlord thereunder after the date hereof. In case any action or proceeding is brought against Assignor, its agents, employees or servants by reason of a breach of the Lease by the landlord thereunder after the date hereof, Assignee, on receiving notice thereof from Assignor, agrees to defend such action or proceeding by adequate counsel reasonably acceptable to Assignor at Assignee's expense. Assignor shall indemnify and save harmless Assignee from and against any and all claims, actions, liability and expense in connection with a breach of any Lease by Assignor thereunder occurring during the time Assignor was landlord under the Lease. In case any action or proceeding is brought against Assignee, its agents, employees or servants by reason of a breach of any Lease by Assignor thereunder occurring during the time Assignor was landlord under the Lease, Assignor, on receiving notice thereof from Assignee, agrees to defend such action or proceeding by adequate counsel reasonably acceptable to Assignee at Assignor's expense.

         5. This Assignment and Assumption Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         6. TO HAVE AND TO HOLD the foregoing unto Assignee, its successors and assigns forever.

    IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first above written.

ASSIGNOR:                                   ASSIGNEE:
AMERUS PROPERTIES, INC.,                    611 FIFTH AVENUE, L.L.C.,
an Iowa corporation                         an Iowa limited liability company

By:   s/ James A. McClarnon                 By:   s/ Gerald D. Neugent
    -------------------------                   --------------------------
    James A. McClarnon                          Gerard D. Neugent, Manager
    Vice President



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                                ACKNOWLEDGEMENTS



STATE OF IOWA     )
                  ) SS.:
COUNTY OF POLK    )

         On this 15th day of December, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared JAMES A. MCCLARNON, to me personally known, who, being by me duly sworn, did say that he is the Vice President of AMERUS PROPERTIES, INC., an Iowa corporation, that no seal has been procured by the corporation; that the instrument was signed on behalf of the corporation by authority of its Board of Directors; and that JAMES A. MCCLARNON, as such officer, acknowledged the execution of the instrument to be the voluntary act and deed of said corporation, by it and by him voluntarily executed.

                                                s/ Beverly L. Hutchens
                                             ----------------------------------
                                             Beverly L. Hutchens, Notary Public
                                             in and for the State of Iowa.




STATE OF IOWA     )
                  )  SS.:
COUNTY OF POLK    )

         On this 17th day of December, 1999, before me, a Notary Public in and for said State, personally appeared GERARD D. NEUGENT, to me personally known, who, being by me duly sworn, did say that he is the Manager of 611 FIFTH AVENUE, L.L.C., an Iowa limited liability company; that no seal has been procured by the limited liability company; that said instrument was signed on behalf of the limited liability company by authority of its Member; and that GERARD D. NEUGENT, as such Manager, acknowledged the execution of said instrument to be the voluntary act and deed of the limited liability company, by it and by him voluntarily executed.

                                                s/ Kathy A. Kintner
                                             ----------------------------------
                            Printed Name:    Kathy A. Kintner, Notary Public in
                                             and for the State of Iowa.



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                                   EXHIBIT "A"



The land referred to is situated in the State of Iowa, County of Scott, and is described as follows:


         Lot 1, Park 53 Second Addition to the City of Davenport, Scott County, Iowa.





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                                   EXHIBIT "B"


                                SCHEDULE OF LEASE

                                DES MOINES, IOWA


                                      Date
                                       of                       Security
Tenant                                Lease                     Deposits
------                                -----                     --------
AmerUs Life Insurance Company         12/1/99                    $  0.00




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